SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report - October 14, 2005

                               TOWER BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                                       N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                           Page 1 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Tower Bancorp, Inc., parent company of The First National Bank Of Greencastle, reports earnings of $1,451,909 or earnings per share of $.84 for the quarter ended September 30, 2005. For the first nine months in 2005, net income was $3,593,249 or $2.08 per share. Return on equity and return on assets were 10.54 % and 1.46%, respectively, for the first nine months of 2005.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.


                           Page 2 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated October 14, 2005, of Tower Bancorp, Inc.

             99.1           Balance Sheets September 30, 2005 and 2004

             99.2  Income Statements for the nine months ended September 30,
                    2005 and 2004

                           Page 3 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  October 14, 2005        /s/ Franklin T. Klink, III
                                -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                           Page 4 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

                                  EXHIBIT INDEX


                                                     Page Number
                                                          In Manually
 Exhibit                                          Signed Original

99             News Release, dated October 14, 2005, of Tower
               Bancorp, Inc.  6

99.1           Balance Sheets September 30, 2005 and 2004   7

99.2           Income Statements for the nine months ended
               September 30, 2005 and 2004           8






































                           Page 5 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE                   FOR FURTHER INFORMATION
                                        Franklin T. Klink III
                                        Chief Financial Officer
                                        (717) 597-2137


                    TOWER BANCORP, INC. REPORTS EARNINGS


GREENCASTLE, PA October 14, 2005 - Tower Bancorp, Inc., parent company of The First National Bank Of Greencastle, reports earnings of $1,451,909 or earnings per share of $.84 for the quarter ended September 30, 2005. For the first nine months in 2005, net income was $3,593,249 or $2.08 per share. Return on equity and return on assets were 10.54 % and 1.46%, respectively, for the first nine months of 2005.
          As of September 30, 2005, assets stood at $347,088,000, an increase of 11% or $34,264,000 over third quarter-end totals for the year 2004. Total loans reached $230,103,000, an increase of $4,335,000 or 2%, while deposits at the quarter-end totaled $255,719,000, an increase of $29,934,000 or 13%.
          The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro and Maugansville areas.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive and conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.



                                      ####










                           Page 6 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99.1

          TOWER BANCORP INC.
      CONSOLIDATED BALANCE SHEET
             (UNAUDITED)                        09-30-05        09-30-04
ASSETS                                            (,000)          (,000)
CASH AND DUE FROM BANKS                   $       11,336    $     10,371
INTEREST BEARING BALANCES WITH BANKS               3,057             295
FEDERAL FUNDS SOLD                                 1,475               -

INVESTMENTS                                       88,077          64,476

LOANS:                                           230,103         225,768
      RESERVE FOR LOAN LOSSES                    (2,102)         (1,836)

BANK PREMISES, FURNITURE & FIXTURES                4,117           5,142
OTHER REAL ESTATE OWNED                            1,349               -
OTHER ASSETS                                       9,676           8,608
                                          --------------  --------------
TOTAL ASSETS                              $      347,088   $     312,824
                                          ==============   =============
LIABILITIES AND CAPITAL
-----------------------
     DEMAND                               $       27,251   $      24,021
     SAVINGS                                     145,069         126,602
     TIME                                         83,399          75,162
                                          --------------  --------------
           TOTAL DEPOSITS:                $      255,719               $
                                                                 225,785

LIABILITIES FOR BORROWED MONEY                    37,293          38,367
FEDERAL FUNDS PURCHASED                                -               -
OTHER LIABILITIES                                  6,811           6,210
                                          --------------  --------------
TOTAL LIABILITIES                         $      299,823               $
                                                                 270,362
                                          --------------  --------------
EQUITY CAPTIAL
     CAPITAL STOCK:
     AUTHORIZED 5,000,000 SHARES
     OUTSTANDING 1,780,100 SHARES         $        2,225               $
                                                                   2,225
SURPLUS                                            6,791           6,782
UNDIVIDED PROFITS                                 30,593          27,653
NET UNREALIZED GAIN (LOSS)                         9,426           7,726
LESS: TREAS STOCK (2005 - 52,318 SHS)            (1,770)         (1,924)
                                          --------------  --------------
TOTAL EQUITY CAPITAL                      $       47,265               $
                                                                  42,462
                                          --------------  --------------
TOTAL LIABILITIES AND CAPITAL             $      347,088               $
                                                                 312,824
                                          ==============  ==============

              BOOK VALUE                  $        27.36               $
                                                                   24.66

                           Page 7 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99.2

TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT
(UNAUDITED)
                                             NINE              NINE
                                            MONTHS            MONTHS
INTEREST INCOME                            09-30-05          09-30-04
-----------------------------           ---------------- ----------------
INTEREST AND FEES ON LOANS              $     10,240,955 $      8,912,632
INTEREST ON INVESTMENT SECURITIES              1,718,119        1,575,692
INTEREST ON FED FUNDS SOLD                        97,361              202
                                        ---------------- ----------------
                                        $     12,056,435 $     10,488,526
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                           2,418,476        1,679,889
INTEREST ON OTHER BORROWED MONEY               1,304,202        1,340,652
                                        ---------------- ----------------
                                        $      3,722,678 $      3,020,541
                                        ---------------- ----------------
NET INTEREST INCOME                     $      8,333,757 $      7,467,985
PROVISION FOR LOAN LOSSES                        210,000          270,000
                                        ---------------- ----------------
NET INTEREST INCOME AFTER PROVISION     $      8,123,757 $      7,197,985

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME        $      1,478,384 $      1,158,753
OTHER OPERATING INCOME                           239,783          271,829
INVESTMENT SECURITIES GAINS (LOSSES)           1,574,162        1,431,721
                                        ---------------- ----------------
                                        $      3,292,329 $      2,862,303
                                        ---------------- ----------------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS       $      3,307,607 $      3,053,913
OCCUPANCY EXPENSE                                415,283          580,290
FURNITURE AND FIXTURE EXPENSE                    982,287          408,475
OTHER OPERATING EXPENSES                       1,772,404        2,011,632
                                        ---------------- ----------------
                                        $      6,477,581 $      6,054,310
                                        ---------------- ----------------
INCOME BEFORE TAXES                     $      4,938,505 $      4,005,978
APPLICABLE INCOME TAXES                        1,345,256        1,047,000
                                        ---------------- ----------------

NET INCOME                              $      3,593,249 $      2,958,978
                                        ================ ================

NET INCOME PER SHARE:                   $           2.08 $           1.71


NUMBER OF SHARES OUTSTANDING                   1,727,782        1,721,773

                           Page 8 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5